Exhibit 99.1



                               Presidential Circle
                    Statements of Revenue and Certain Expenses
            Nine Months Ended September 30, 1997 (Unaudited) and the
                          Year Ended December 31, 1996
                   (With Independent Auditors' Report Thereon)






















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                         REPORT OF INDEPENDENT AUDITORS

The Buyers

We have audited the accompanying statement of revenue and certain expenses of Presidential Circle for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Presidential Circle. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.


In our opinion, the statement of revenue and certain expenses of Presidential Circle presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Presidential Circle for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                       /s/ERNST & YOUNG LLP


Los Angeles, California
March 7, 1997



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                               Presidential Circle
                   Statements of Revenue and Certain Expenses
                                 (In Thousands)







                                                  For the Nine
                                                  Months Ended      Year Ended
                                                  September 30,    December 31,
                                                     1997              1996
                                                  ------------     ------------
                                                   (UNAUDITED)

Revenue from real estate and improvements            $ 4,233          $ 5,377

Certain expenses                                       1,104            1,390
                                                     -------          -------

Excess of revenue over certain expenses              $ 3,129          $ 3,987
                                                     =======          =======





See accompanying notes to statements of revenue and certain expenses.



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                               Presidential Circle
               Notes to Statements of Revenue and Certain Expenses
        For the Nine Months Ended September 30, 1997 (Unaudited) and the
                          Year Ended December 31, 1996
                                 (In Thousands)






1.  Organization and Basis of Presentation

    The accompanying statements of revenue and certain expenses include the accounts of Presidential Circle which is owned by a private limited partnership.

    Interest income, depreciation expense, property tax expense, leasing commissions, general and administrative expense (including marketing and advertising, legal, allowance for doubtful accounts, and administrative salaries), and management fee expense (see Note 4) are not comparable to the proposed operations of Presidential Circle and have been excluded from the accompanying statements of revenue and certain expenses.

    The period presented for the nine months ended September 30, 1997 is unaudited. In the opinion of management, the information presented reflects all adjustments necessary for a fair presentation of the results of the interim period and all such adjustments are of a normal, recurring nature.

2.  Summary of Significant Accounting Policies

    Revenue Recognition

    Revenue from real estate and improvements, primarily rental income is recorded on the accrual basis as the revenue becomes earned and billable under the terms of the related leases.

    Income Taxes

    Income taxes are not reflected in the statements of revenue and certain expenses as Presidential Circle is currently owned by the partnership and income of the Partnership is included in the partners' respective tax returns.

    Use of Estimates

    The preparation of the statements of revenue and certain expenses in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results could differ from those estimates.



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                               Presidential Circle
       Notes to the Statements of Revenue and Certain Expenses-(Continued)
        For the Nine Months Ended September 30, 1997 (Unaudited) and the
                          Year Ended December 31, 1996
                                 (In Thousands)








3.  Property Rentals

    Minimum future rental receipts, which exclude any reimbursement of expenses or contingent rents, under non-cancelable leases of building premises as of December 31, 1996 are as follows (in thousands):

                     1997                     $    3,366
                     1998                          3,285
                     1999                          3,089
                     2000                          2,058
                     2001                          1,278
                     Thereafter                    1,763
                                              ----------
                                              $   14,839
                                              ==========



4. Transactions with Related Parties

    During the nine months ended September 30, 1997 and the year ended December 31, 1996 an affiliate of the general partner received fees to provide asset management services. In addition, an affiliate of the limited partner received property management fees during the nine months ended September 30, 1997 and the year ended December 31, 1996. The asset management fees and property management fees are not reflected in the accompanying statements of revenue and certain expenses since they are not comparable to the proposed operations of Presidential Circle.


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                              900-910 EAST HAMILTON

                              Historical Summaries
                       of Operating Revenue and Expenses

                Nine Months Ended September 30, 1997 (Unaudited)
                        and Year Ended December 31, 1996

                  (With Independent Auditors' Report Thereon)


























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                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of 900-910 East Hamilton for the year ended December 31, 1996. This historical summary is the responsibility of the management of the 900-910 East Hamilton. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of 900-910 East Hamilton.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of 900-910 East Hamilton for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                          KPMG Peat Marwick LLP

Washington, DC
December 11, 1997






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
                              900-910 EAST HAMILTON


             Historical Summaries of Operating Revenue and Expenses

            For the Nine Months Ended September 30, 1997 (unaudited)
                      and the Year Ended December 31, 1996

                             (Dollars in thousands)


                                              Nine Months           Year
                                                 Ended              Ended
                                              September 30,      December 31,
                                                 1997                1996
                                              ------------       ------------
Operating revenue:
  Building rental                               $ 4,568            $ 6,377
  Recovery of operating expenses                  1,022              1,411
  Other income                                        -                  6
                                                 ------              -----

      Total operating revenue                     5,590              7,794
                                                 ======              =====

Operating expenses:
  Repairs and maintenance                           172                184
  Utilities                                           9                 14
  Real estate taxes                                 604                817
  Insurance                                          87                117
  Management fees                                   120                160
  Landscaping and other                              18                 29
  Administrative                                     60                 93
                                                -------            -------
      Total operating expenses                    1,070              1,414
                                                =======            =======

      Operating revenue in excess
        of operating expenses                   $ 4,520            $ 6,380
                                                =======            =======





               See accompanying notes to historical summaries of
                         operating revenue and expenses.



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


         Historical Summaries of Operating Revenue and Expenses-(Continued)

            For the Nine Months Ended September 30, 1997 (unaudited)
                      and the Year Ended December 31, 1996




(1)    DESCRIPTION OF THE PROPERTY

       900-910 East Hamilton (the Buildings) consists of two buildings containing approximately 175,000 square feet of office space available for lease in each building, located in Campbell, California, a submarket of Silicon Valley. As of September 30, 1997, one building was 100% leased by one tenant and the other building was 21% leased by another tenant.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (A)    BASIS OF PRESENTATION

              The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented, as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the Buildings, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of the Portfolio have been excluded from expenses.

              In accordance with California tax law, management expects that real estate taxes will be reassessed upon transfer of ownership based on the purchase price of the Buildings. Therefore, historical real estate tax expenses may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation. Management is not aware of any other material factors that would cause the historical summaries of operating revenue and expenses to not be indicative of the future operating results of the buildings.

       (B)    REVENUE RECOGNITION

              Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (C)    INTERIM UNAUDITED FINANCIAL INFORMATION

              The accompanying unaudited financial information for the nine months ended September 30, 1997 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1996. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the nine months ended September 30, 1997, have been included. The results of operations for the nine-month period ended September 30, 1997 are not necessarily indicative of the results for the full year.



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

       Historical Summaries of Operating Revenue and Expenses-(Continued)

            For the Nine Months Ended September 30, 1997 (unaudited)
                      and the Year Ended December 31, 1996




(3)    RENTAL REVENUE

       Minimum future rentals (excluding modifications and renewal options) on noncancelable leases as of December 31, 1996 are as follows (in thousands):

                       1997                         $  5,159
                       1998                            2,709
                       1999                            2,709
                       2000                            2,483
                                                    --------
                                                    $ 13,060
                                                    ========



(4) PRO FORMA TAXABLE OPERATING RESULTS AND CASH AVAILABLE FROM OPERATIONS (UNAUDITED)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of the Buildings for the 12 months ended September 30, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

           Pro forma net operating income (exclusive of
                depreciation and amortization expense)               $ 6,115
           Less estimated depreciation and amortization expense        1,354
                                                                     -------

                      Pro forma taxable operating income             $ 4,761
                                                                     =======

                      Pro forma cash available from operations       $ 6,115
                                                                     =======


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